FOR IMMEDIATE RELEASE
Date:  October 17, 2005
Contact:  Donald F. Holt, EVP/CFO
(717) 920-5801, Fax (717) 920-1683

COMMUNITY BANKS REPORTS COMBINED RESULTS, RECORD EARNINGS

Harrisburg, PA- Community Banks, Inc. (“Community”) (Listed on NASDAQ: CMTY) today reported the initial quarter of combined operating results following its July 1, 2005 merger with Blue Ball Bank. Community reported record net income of $10.3 million in the 3rd quarter of 2005, an increase of 83% over the same year-ago period. During the quarter, Community completed its planned integration of the former Blue Ball franchise, which now operates as a separate division of Community in the Lancaster, Berks and Chester counties of south-central Pennsylvania. This merger was the largest and most strategic in the history of the franchise. Since the time of the original merger announcement, Community has undertaken a deliberate strategy to ensure successful assimilation of both the operations and the financial position of the two banks, which culminated during the 3rd quarter of 2005. As a result, Community is now positioned to achieve its targeted level of earnings growth through both the natural expansion of its core franchise and through the full realization of scheduled cost savings that were facilitated by the 3rd quarter transition efforts. Its core franchise now boasts assets of $3.3 billion with over 70 community banking offices located in the heart of an enviable footprint.

“We are energized by the fact that, through the diligence of our dedicated staff, we have successfully combined these two fine companies to form the 8th largest bank holding company headquartered in Pennsylvania. During this most recent quarter, we have positioned our new franchise to maximize operating efficiencies in the 4th quarter of 2005 and into 2006”, said Eddie L. Dunklebarger, President and Chief Executive Officer. “We have met all of the transitional goals that we had set for the 3rd quarter, and are confident that we are now well-positioned to more fully realize the growth and profit expansion we talked about at the time of our original announcement,” he added.

Because the merger was accounted for under the purchase accounting method (now required under authoritative accounting guidance), many of the traditional metrics used to evaluate performance in a post-merger environment have undergone change. One consistent metric is earnings per share, which reached $ 0.44 per share for the quarter after absorbing the 3rd quarter carryover of certain merger-related expenses and the non-cash amortization of intangibles arising from the merger. This performance was virtually equal to the earnings per share performance of the former Community franchise in the year-ago period. This recent quarterly performance served to demonstrate that the intrinsic dilution associated with the acquisition of the Blue Ball franchise was largely overcome in the 3rd quarter of 2005, paving the way for additional earnings per share accretion in future periods.

“Our primary focus during the pivotal third quarter was to minimize disruption to customers of both Community and Blue Ball, and we were willing to temporarily delay some scheduled expense savings in order to ensure a smooth transition. With our transitional goals behind us, we have completed our platform for growth and can concentrate on leveraging the unique franchise we have created”, said Mr. Dunklebarger in added comments.

By the end of the 3rd quarter, Community successfully completed a two-stage technology conversion that focused on eliminating the potential for customer confusion in the critical timeframe immediately following the merger. Community now operates on a fully-converted, fully integrated operating platform throughout its banking network.

During the pre-merger 2nd quarter of 2005, Community had absorbed substantial merger, conversion and balance sheet restructuring charges that were incurred to facilitate the successful integration of the Blue Ball franchise beginning on July 1, 2005. These efforts included a wholesale restructuring of the balance sheet that contributed to a substantial 3rd quarter improvement in net interest margin, which rose to 3.89%. Community dramatically reduced its dependence on volatile, high-cost, wholesale funding sources while simultaneously increasing its access to more stable core deposit relationships thru the merger. Net interest margin is a critical measure of a bank’s ability to maximize revenues from a given earning asset base and Community’s improvement exceeded 40 basis points after the merger. At the same time, the efficiency ratio, which measures the portion of revenue dollars that are needed to absorb operational expenses, decreased to 57.9%, a substantial improvement over the 60.4% experienced for all of 2004. The improvement in each of these measures was a direct consequence of the overall plan to combine the two franchises. In addition, Community has now established a combined capital base that will accommodate additional future growth of the franchise and allow for more proactive interest rate risk management in an increasingly uncertain interest rate environment.

Primarily as a result of the merger, total loans grew 82%, while total assets and deposits grew 68% and 70%, respectively. Loans are now at $2.2 billion at September 30, 2005, while deposits stand at over $2.2 billion. Asset quality metrics continued to improve as net charge-offs for the combined banks were below pre-merger levels at Community. Tangible equity capital, which excludes the intangible assets of $258 million, is at $225 million. Tangible equity stands at a healthy 7.41% of tangible assets. The 3rd quarter performance resulted in a return on tangible equity of 19.21%. Return on “tangible” equity has become the more relevant measure of shareholder return for companies that have experienced substantial merger activity in periods after the mandatory application of the purchase method of accounting for business combinations.

This press release contains “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995, which is based on Community’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events, or results. Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially. Community undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events, or otherwise.

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004

Consolidated summary of operations:
Interest income	$43,478	$25,227	$97,051	$74,089
Interest expense	17,081	10,934	41,055	32,153
Net interest income	26,397	14,293	55,996	41,936
Provision for loan losses	400	750	1,700	2,350
Net interest income after provision for loan losses	25,997	13,543	54,296	39,586

Non-interest income:
Investment management and trust services	796	443	1,741	1,119
Service charges on deposit accounts	2,799	1,996	6,620	5,108
Other service charges, commissions, and fees	1,819	888	3,763	2,565
Investment security gains	29	108	247	2,284
Insurance premium income and commissions	825	708	2,607	2,387
Mortgage banking activities	660	558	1,723	2,013
Earnings on investment in life insurance	659	433	1,413	1,210
Other	279	878	560	1,105
Total non-interest income	7,866	6,012	18,674	17,791

Non-interest expenses:
Salaries and employee benefits	11,808	6,975	26,537	20,851
Net occupancy	3,364	2,039	7,788	6,217
Merger, conversion and restructuring expenses	248	---	8,205	---
Marketing expense	528	611	1,439	1,900
Telecommunications expense	309	318	870	979
Amortization of intangibles	641	40	728	119
Other	4,186	2,547	9,322	7,309
Total non-interest expenses	21,084	12,530	54,889	37,375
Income before income taxes	12,779	7,025	18,081	20,002
Income taxes	2,447	1,379	3,401	3,744

Net income	$10,332	$5,646	$14,680	$16,258

Net loan charge-offs	$78	$608	$416	$1,092
Net interest margin (FTE)	3.89%	3.43%	3.67%	3.42%
Efficiency ratio (1)	57.86%	59.48%	58.31%	60.86%
Return on average assets	1.24%	1.15%	0.80%	1.12%
Return on average stockholders’ equity	8.52%	15.84%	7.38%	15.10%
Net operating (tangible) income (2)	$11,052	$5,672	$21,916	$16,335
Operating return on average tangible assets (2)(3)	1.43%	1.16%	1.24%	1.13%
Operating return on average tangible equity (2)(3)	19.21%	16.49%	16.52%	15.70%

Consolidated per share data:

Basic earnings per share	$0.44	$0.46	$0.92	$1.33

Diluted earnings per share	$0.44	$0.45	$0.90	$1.29

Book value at end of period	$20.82	$12.26	$20.82	$12.26

Tangible book value at end of period (3)	$9.73	$11.85	$9.73	$11.85

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data)

Consolidated balance sheet data:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004

Average total loans	$2,138,081	$1,175,562	$1,548,283	$1,138,093
Average earning assets	2,873,155	1,845,219	2,227,647	1,827,616
Average assets	3,316,460	1,957,935	2,451,131	1,935,715
Average tangible assets (3)	3,061,813	1,952,960	2,361,995	1,930,857
Average deposits	2,248,304	1,313,373	1,653,722	1,293,105
Average stockholders’ equity	481,185	141,808	265,945	143,815
Average tangible equity (3)	228,215	136,833	177,374	138,957
Average diluted shares outstanding	23,571,820	12,508,000	16,338,236	12,582,000

				9/30/2005
				vs.
	September 30,	December 31,	September 30,	9/30/2004
	2005	2004	2004	% Change

Assets	$3,291,232	$1,954,799	$1,955,811	68%
Total loans	2,165,430	1,215,951	1,188,280	82%
Deposits	2,244,791	1,305,537	1,320,476	70%
Stockholders’ equity	480,960	152,341	149,419	222%
Diluted shares outstanding	23,405,000	12,549,000	12,516,000	87%

Non-accrual loans	$10,736	$5,428	$5,990	79%
Foreclosed real estate	2,273	2,094	2,203	3%
Total non-performing assets	13,009	7,522	8,193	59%
Accruing loans 90 days past due	7	---	16	(56)%

Total risk elements	$13,016	$7,522	$8,209	59%

Allowance for loan losses	$22,773	$14,421	$14,436	58%

Asset quality ratios:

Allowance for loan losses to total loans	1.05%	1.19%	1.21%
Allowance for loan losses to non-accrual loans	212%	266%	241%
Non-accrual loans to total loans	0.50%	0.45%	0.50%
Non-performing assets to total assets	0.40%	0.38%	0.42%

(1) The efficiency ratio does not include merger, conversion and restructuring expenses or net securities transactions.
(2) Net operating (tangible) income excludes amortization of core deposit and other intangible assets, and merger, conversion and restructuring expenses, net of applicable income tax effects. A reconciliation of net income and net operating (tangible) income appears on page 5.

(3) The difference between total assets and total tangible assets, and stockholders’ equity and tangible stockholders’ equity, represents goodwill and core deposit and other intangibles net of applicable deferred tax balances. A reconciliation of these balances appears on page 5.

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data)

Reconciliation of GAAP to Non-GAAP Measures:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Income statement data:

Net income
Net income	$10,332	$5,646	$14,680	$16,258
Amortization of core deposit and other intangible assets (1)	519	26	590	77
Merger, conversion and restructuring expenses (1)	201	---	6,646	---
Net operating (tangible) income	$11,052	$5,672	$21,916	$16,335

Balance sheet data:

Average assets
Average assets	$3,316,460	$1,957,935	$2,451,131	$1,935,715
Goodwill	(239,395)	(3,513)	(83,043)	(3,369)
Core deposit and other intangible assets	(15,252)	(1,462)	(6,093)	(1,489)
Deferred taxes	---	---	---	---
Average tangible assets	$3,061,813	$1,952,960	$2,361,995	$1,930,857

Operating return on average tangible assets	1.43%	1.16%	1.24%	1.13%

Average equity
Average equity	$481,185	$141,808	$265,945	$143,815
Goodwill	(239,395)	(3,513)	(83,043)	(3,369)
Core deposit and other intangible assets	(15,252)	(1,462)	(6,093)	(1,489)
Deferred taxes	1,677	---	565	---
Average tangible equity	$228,215	$136,833	$177,374	$138,957

Operating return on average tangible equity	19.21%	16.49%	16.52%	15.70%

At end of quarter:
Total assets
Total assets	$3,291,232	$1,955,811	$3,291,232	$1,955,811
Goodwill	(243,107)	(3,513)	(243,107)	(3,513)
Core deposit and other intangible assets	(14,951)	(1,523)	(14,951)	(1,523)
Deferred taxes	---	---	---	---
Total tangible assets	$3,033,174	$1,950,775	$3,033,174	$1,950,775

Total equity
Total equity	$480,960	$149,419	$480,960	$149,419
Goodwill	(243,107)	(3,513)	(243,107)	(3,513)
Core deposit and other intangible assets	(14,951)	(1,523)	(14,951)	(1,523)
Deferred taxes	1,746	---	1,746	---
Total tangible equity	$224,648	$144,383	$224,648	$144,383

Tangible book value at end of period	$9.73	$11.85	$9.73	$11.85

(1) Net of related tax effect

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

KEY RATIOS

	2005			2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual
Diluted earnings (loss) per share	$0.44	$(0.09)	$0.44	$0.44	$0.45	$1.73
Tangible operating earnings per share (1)	$0.47	$0.42	$0.44	$0.44	$0.45	$1.74
Return on average assets	1.24%	(0.22)%	1.12%	1.13%	1.15%	1.12%
Return on average equity	8.52%	(2.97)%	14.23%	14.54%	15.84%	14.96%
Operating return on average tangible assets (2)	1.43%	1.05%	1.13%	1.13%	1.16%	1.13%
Operating return on average tangible equity (2)	19.21%	14.39%	14.80%	15.11%	16.49%	15.55%

Net interest margin	3.89%	3.46%	3.55%	3.51%	3.43%	3.44%
Non-interest income/revenues (FTE excluding security gains)	21.74%	24.60%	23.95%	24.33%	27.07%	24.74%
Provision for loan losses/average loans (annualized)	0.07%	0.24%	0.18%	0.25%	0.25%	0.27%
Efficiency ratio (3)	57.86%	58.42%	58.97%	59.16%	59.48%	60.42%

Non-performing assets to period-end loans	0.60%	0.73%	0.62%	0.62%	0.69%
90 day past due loans to period-end loans	0.00%	0.00%	0.00%	0.00%	0.00%
Total risk elements to period-end loans	0.60%	0.73%	0.62%	0.62%	0.69%

Allowance for loan losses to loans	1.05%	1.20%	1.18%	1.19%	1.21%	1.19%
Allowance for loan losses to
non-accrual loans	212%	223%	254%	266%	241%	266%
Net charge-offs/average loans (annualized)	0.01%	0.04%	0.07%	0.25%	0.21%	0.16%

Equity to assets	14.61%	7.75%	7.54%	7.79%	7.64%	7.79%
Tangible equity to assets (2)	7.41%	7.51%	7.31%	7.55%	7.40%	7.55%

(1) Net tangible operating income excludes amortization of core deposit and other intangible assets, and merger, conversion and restructuring expenses, net of applicable income tax effects. A reconciliation of net income and net tangible operating income appears on page 19.

(2) The difference between total assets and total tangible assets, and stockholders’ equity and tangible stockholders’ equity, represents goodwill and core deposit and other intangibles net of applicable deferred tax balances. A reconciliation of these balances appears on page 19.

(3) The efficiency ratio does not include merger, conversion and restructuring expenses or net securities transactions.
Note: Certain amounts reported in prior quarters have been reclassified to conform with the current presentation. These reclassifications did not impact Community’s financial condition or results of operations.

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

PER SHARE STATISTICS *

Diluted Earnings (Loss) per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Total
2005		$0.44	$(0.09)	$0.44	$0.90
2004	$0.44	$0.45	$0.43	$0.41	$1.73
2003	$0.41	$0.41	$0.40	$0.41	$1.63

Average Diluted Shares Outstanding
(in thousands)	Fourth	Third	Second	First	Average for
	Quarter	Quarter	Quarter	Quarter	Year
2005		23,572	12,609	12,564	16,338
2004	12,553	12,508	12,587	12,653	12,575
2003	12,623	12,501	12,433	12,375	12,497

Book Value per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter
2005		$20.82	$12.41	$12.33
2004	$12.45	$12.26	$11.15	$12.27
2003	$11.73	$11.25	$11.73	$10.83

Tangible Book Value per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter
2005		$9.73	$12.01	$11.92
2004	$12.04	$11.85	$10.74	$11.88

* Per share data reflect stock splits and stock dividends

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

QUARTER END INFORMATION

(dollars in thousands)	2005			2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
Loans, net	$2,142,657	$1,269,305	$1,231,150	$1,201,530	$1,173,844
Earning assets	2,842,809	1,863,027	1,895,648	1,838,116	1,844,154
Goodwill and identifiable intangible assets	258,057	4,964	5,008	5,051	5,036
Total assets	3,291,232	1,982,732	2,012,653	1,954,799	1,955,811
Deposits	2,244,791	1,382,866	1,348,250	1,305,537	1,320,476
Long-term debt	457,728	356,210	427,942	404,662	406,370
Subordinated debt	30,928	30,928	30,928	30,928	30,928
Total shareholder's equity	480,960	153,582	151,758	152,341	149,419
Accumulated other comprehensive income (loss) (net of tax)	1,381	1,559	(2,350)	3,211	5,050

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION

(dollars in thousands)	2005			2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
Assets
Earning Assets:
Loans	$2,138,081	$1,265,479	$1,231,192	$1,201,454	$1,175,562
Federal funds sold and other	102,295	80,109	25,788	17,223	6,504
Taxable investment securities	406,654	368,637	401,038	415,262	453,905
Tax-exempt investment securities	226,125	214,609	212,036	210,736	209,248
Total earning assets	2,873,155	1,928,834	1,870,054	1,844,675	1,845,219

Cash and due from banks	59,404	36,964	37,994	40,689	38,144
Allowance for loan losses	(22,778)	(15,189)	(14,533)	(14,551)	(14,418)
Goodwill and other identifiable intangibles	254,648	4,988	5,029	5,015	4,975
Premises, equipment and other assets	152,031	86,021	84,575	81,412	84,015
Total assets	$3,316,460	$2,041,618	$1,983,119	$1,957,240	$1,957,935

Liabilities and equity
Interest-bearing liabilities:
Deposits
Savings and NOW accounts	$850,801	$526,821	$501,945	$494,275	$515,917
Time	865,136	537,585	528,686	514,560	513,241
Time deposits greater than $100,000	175,634	128,052	113,081	107,250	101,782
Short-term borrowings	56,948	36,687	31,106	48,926	59,464
Long-term debt	476,602	424,105	425,318	405,615	399,085
Subordinated debt	30,928	30,928	30,928	30,928	30,928
Total interest-bearing liabilities	2,456,049	1,684,178	1,631,064	1,601,554	1,620,417

Noninterest-bearing deposits	356,733	190,045	183,048	188,505	182,434
Other liabilities	22,493	13,501	12,612	15,624	13,276
Total liabilities	2,835,275	1,887,724	1,826,724	1,805,683	1,816,127
Stockholders' equity	481,185	153,894	156,395	151,557	141,808
Total liabilities and stockholders’ equity	$3,316,460	$2,041,618	$1,983,119	$1,957,240	$1,957,935

CHANGE IN AVERAGE BALANCES*

	2005			2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
Loans	81.9%	11.2%	11.9%	12.5%	14.5%
Total assets	69.4%	4.1%	4.6%	7.3%	7.8%
Deposits	71.2%	4.5%	6.8%	7.4%	9.7%
Shareholders' equity	239.3%	8.1%	6.2%	8.9%	3.8%

* Compares the current quarter to the comparable quarter of the prior year

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(dollars in thousands)	2005			2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual
Interest income	$43,478	$27,390	$26,183	$25,710	$25,227	$99,799
Tax equivalent adjustment	1,811	1,741	1,689	1,664	1,613	6,539

	45,289	29,131	27,872	27,374	26,840	106,338
Interest expense	17,081	12,481	11,493	11,089	10,934	43,242

Net interest income	28,208	16,650	16,379	16,285	15,906	63,096
Provision for loan losses	400	750	550	750	750	3,100

Net interest income after provision	27,808	15,900	15,829	15,535	15,156	59,996
Non-interest income	7,177	4,883	4,644	4,584	5,346	18,078
Investment security gains income	29	167	51	186	108	2,470
Mortgage banking activities income	660	548	515	652	558	2,665
Non-interest expenses	20,836	13,189	12,659	12,618	12,530	49,993
Merger, conversion and restructuring expenses	248	7,957	---	---	---	---

Income before income taxes	14,590	352	8,380	8,339	8,638	33,216
Income taxes	2,447	(250)	1,204	1,135	1,379	4,879
Tax equivalent adjustment	1,811	1,741	1,689	1,664	1,613	6,539

NET INCOME (LOSS)	$10,332	$(1,139)	$5,487	$5,540	$5,646	$21,798

Tax effect of security transactions	$10	$58	$18	$65	$38	$865

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

ANALYSIS OF NON-INTEREST INCOME

(dollars in thousands)	2005			2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual

Investment management and trust services	$796	$531	$414	$391	$443	$1,510
Service charges on deposit accounts	2,799	2,028	1,793	2,012	1,996	7,120
Other service charges, commissions and fees	1,819	934	1,010	792	888	3,357
Insurance premium income and commissions	825	880	902	873	708	3,260
Earnings on investment in life insurance	659	355	399	383	433	1,593
Other income	279	155	126	133	878	1,238

Total non-interest income	$7,177	$4,883	$4,644	$4,584	$5,346	$18,078

ANALYSIS OF NON-INTEREST EXPENSES

(dollars in thousands)	2005			2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual

Salaries and employee benefits	$11,808	$7,436	$7,293	$7,486	$6,975	$28,337
Net occupancy expense	3,364	2,199	2,225	2,070	2,039	8,287
Marketing expense	528	466	445	425	611	2,325
Telecommunications expense	309	257	304	306	318	1,285
Amortization of intangibles	641	43	44	42	40	161
Other operating expenses	4,186	2,788	2,348	2,289	2,547	9,598

Total non-interest expenses	$20,836	$13,189	$12,659	$12,618	$12,530	$49,993

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

RISK ELEMENTS ANALYSIS

(dollars in thousands)	2005			2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Non-performing assets:
Non-accrual loans	$10,736	$6,896	$5,807	$5,428	$5,990
Troubled debt restructurings	---	---	---	---	---
Foreclosed real estate	2,273	2,444	1,935	2,094	2,203

Total non-performing assets	13,009	9,340	7,742	7,522	8,193
Accruing loans 90 days or more past due	7	---	---	---	16

Total risk elements	$13,016	$9,340	$7,742	$7,522	$8,209

Non-performing assets to period-end loans	0.60%	0.73%	0.62%	0.62%	0.69%

90 day past due loans to period-end loans	0.00%	0.00%	0.00%	0.00%	0.00%

Total risk elements to period-end loans	0.60%	0.73%	0.62%	0.62%	0.69%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

ALLOWANCE FOR LOAN LOSSES

(dollars in thousands)	2005			2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Balance at beginning of period	$15,383	$14,754	$14,421	$14,436	$14,294
Loans charged off	(271)	(439)	(460)	(922)	(786)
Recoveries	193	318	243	157	178

Net loans charged off	(78)	(121)	(217)	(765)	(608)
Provision for loan losses	400	750	550	750	750

Allowance established for acquired credit risk	7,068	---	---	---	---

Balance at end of period	$22,773	$15,383	$14,754	$14,421	$14,436

Net loans charged-off to average loans*	0.01%	0.04%	0.07%	0.25%	0.21%

Provision for loan losses to average loans*	0.07%	0.24%	0.18%	0.25%	0.25%

Allowance for loan losses to loans	1.05%	1.20%	1.18%	1.19%	1.21%

*Annualized

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

OTHER RATIOS

	2005			2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Investment portfolio - fair value to amortized cost	100.9%	101.1%	100.0%	101.4%	101.7%
Dividend payout ratio	42.7%	NR*	38.1%	37.5%	36.7%
Net loans to deposits ratio, average	94.1%	90.4%	91.7%	91.0%	88.4%

MARKET PRICE AND DIVIDENDS DECLARED **

	Closing Bid Price Range		Dividends
Year / Quarter	High	Low	Declared

2005
First	$28.51	$23.70	$0.1700
Second	$26.50	$23.04	$0.1900
Third	$28.85	$26.66	$0.1900
Fourth			---
			$0.5500

2004
First	$34.52	$28.41	$0.1619
Second	$31.58	$27.02	$0.1700
Third	$29.73	$25.35	$0.1700
Fourth	$31.47	$28.77	$0.1700
			$0.6719

2003
First	$22.51	$20.79	$0.1512
Second	$23.81	$22.11	$0.1586
Third	$26.59	$23.69	$0.1586
Fourth	$32.14	$26.67	$0.1586
			$0.6270

* Not relevant
** Per share data reflect stock splits and dividends

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

NET INTEREST MARGIN - YEAR-TO-DATE

(dollars in thousands)	September 30, 2005			September 30, 2004
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$67,706	$1,591	3.14%	$8,124	$61	1.00%
Investment securities	609,754	25,349	5.56%	678,865	26,820	5.28%
Loans - commercial	533,916	26,109	6.54%	405,534	17,132	5.64%
- commercial real estate	489,780	23,616	6.45%	298,111	13,450	6.03%
- residential real estate	119,234	5,702	6.39%	96,162	4,808	6.68%
- consumer	407,257	19,925	6.53%	340,820	16,693	6.54%
Total earning assets	$2,227,647	$102,292	6.14%	$1,827,616	$78,964	5.77%

Deposits - savings and NOW accounts	$627,710	$6,081	1.30%	$496,532	$3,155	0.85%
- time	784,181	17,873	3.05%	621,963	13,647	2.93%
Short-term borrowings	41,706	809	2.59%	62,763	524	1.12%
Long-term debt	442,153	14,811	4.48%	391,387	13,664	4.66%
Subordinated debt	30,928	1,481	6.40%	30,928	1,163	5.02%
Total interest-bearing liabilities	$1,926,678	$41,055	2.85%	$1,603,573	$32,153	2.68%

Interest income to earning assets			6.14%			5.77%
Interest expense to paying liabilities			2.85%			2.68%
Interest spread			3.29%			3.09%
Impact of noninterest funds			0.38%			0.33%
Net interest margin		$61,237	3.67%		$46,811	3.42%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

NET INTEREST MARGIN - QUARTER-TO-DATE

(dollars in thousands)	September 30, 2005			September 30, 2004
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$100,263	$857	3.39%	$6,013	$22	1.46%
Investment securities	632,779	8,760	5.49%	663,153	8,854	5.31%
Loans - commercial	740,034	12,665	6.79%	420,252	6,034	5.71%
- commercial real estate	731,449	12,135	6.58%	308,927	4,667	6.01%
- residential real estate	176,263	2,731	6.15%	95,693	1,559	6.48%
- consumer	492,367	8,141	6.56%	351,181	5,704	6.46%
Total earning assets	$2,873,155	$45,289	6.25%	$1,845,219	$26,840	5.79%

Deposits - savings and NOW accounts	$850,801	$3,048	1.42%	$515,917	$1,139	0.88%
- time	1,040,770	7,945	3.03%	615,023	4,530	2.93%
Short-term borrowings	56,948	452	3.15%	59,464	202	1.35%
Long-term debt	476,602	5,109	4.25%	399,085	4,655	4.64%
Subordinated debt	30,928	527	6.76%	30,928	408	5.25%
Total interest-bearing liabilities	$2,456,049	$17,081	2.76%	$1,620,417	$10,934	2.68%

Interest income to earning assets			6.25%			5.79%
Interest expense to paying liabilities			2.76%			2.68%
Interest spread			3.49%			3.11%
Impact of noninterest funds			0.40%			0.32%
Net interest margin		$28,208	3.89%		$15,906	3.43%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

NET INTEREST MARGIN - QUARTER-TO-DATE

(dollars in thousands)	September 30, 2005			June 30, 2005
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$100,263	$857	3.39%	$78,196	$583	2.99%
Investment securities	632,779	8,760	5.49%	583,246	8,235	5.66%
Loans - commercial	740,034	12,665	6.79%	438,396	6,968	6.38%
- commercial real estate	731,449	12,135	6.58%	371,725	5,888	6.35%
- residential real estate	176,263	2,731	6.15%	89,164	1,470	6.61%
- consumer	492,367	8,141	6.56%	368,107	5,987	6.52%
Total earning assets	$2,873,155	$45,289	6.25%	$1,928,834	$29,131	6.06%

Deposits - savings and NOW accounts	$850,801	$3,048	1.42%	$526,821	$1,720	1.31%
- time	1,040,770	7,945	3.03%	665,637	5,181	3.12%
Short-term borrowings	56,948	452	3.15%	36,687	200	2.19%
Long-term debt	476,602	5,109	4.25%	424,105	4,885	4.62%
Subordinated debt	30,928	527	6.76%	30,928	495	6.42%
Total interest-bearing liabilities	$2,456,049	$17,081	2.76%	$1,684,178	$12,481	2.97%

Interest income to earning assets			6.25%			6.06%
Interest expense to paying liabilities			2.76%			2.97%
Interest spread			3.49%			3.09%
Impact of noninterest funds			0.40%			0.37%
Net interest margin		$28,208	3.89%		$16,650	3.46%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

PERIOD-END LOAN PORTFOLIO ANALYSIS

(dollars in thousands)	2005			2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Commercial:
Commercial	$706,475	$392,101	$378,986	$359,112	$384,464
Obligations of political subdivisions	53,881	54,241	54,327	49,993	40,226
Total commercial	760,356	446,342	433,313	409,105	424,690

Commercial real estate:
Commercial mortgages	$737,432	$374,202	$363,246	$356,871	$312,327

Residential real estate:
Residential mortgages	$150,596	$81,115	$84,469	$83,979	$82,546
Construction	26,437	5,846	6,190	8,703	13,378
Total residential real estate	177,033	86,961	90,659	92,682	95,924

Consumer:
Home equity loans	$236,363	$229,946	$224,608	$224,494	$225,319
Home equity lines of credit	120,080	56,603	54,309	53,921	49,380
Indirect consumer loans	62,471	57,931	53,847	52,808	55,207
Other consumer loans	71,695	32,703	25,922	26,070	25,433
Total consumer	490,609	377,183	358,686	357,293	355,339

Total loans	$2,165,430	$1,284,688	$1,245,904	$1,215,951	$1,188,280

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - SEPTEMBER 30, 2005

Reconciliation of GAAP to Non-GAAP Measures:
	2005			2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual

Income statement data:
Net income (loss)
Net income (loss)	$10,332	$(1,139)	$5,487	$5,540	$5,646	$21,798
Amortization of core deposit and other intangible assets (1)	519	35	36	27	26	105
Merger, conversion and restructuring expenses (1)	201	6,445	---	---	---	---
Net operating (tangible) income (loss)	$11,052	$5,341	$5,523	$5,567	$5,672	$21,903

Earnings (loss) per share
Diluted earnings (loss) per common share	$0.44	$(0.09)	$0.44	$0.44	$0.45	$1.73
Amortization of core deposit and other intangible assets (1)	0.02	---	---	---	---	0.01
Merger, conversion and restructuring expenses (1)	0.01	0.51	---	---	---	---
Diluted operating (tangible) earnings (loss) per share	$0.47	$0.42	$0.44	$0.44	$0.45	$1.74

Balance sheet data:
Average assets
Average assets	$3,316,460	$2,041,618	$1,983,119	$1,957,240	$1,957,935	$1,941,096
Goodwill	(239,395)	(3,570)	(3,570)	(3,513)	(3,513)	(3,405)
Core deposit and other intangible assets	(15,252)	(1,418)	(1,459)	(1,502)	(1,462)	(1,492)
Deferred taxes	---	---	----	---	---	---
Average tangible assets	$3,061,813	$2,036,630	$1,978,090	$1,952,225	$1,952,960	$1,936,199

Operating return on average tangible assets	1.43%	1.05%	1.13%	1.13%	1.16%	1.13%

Average equity
Average equity	$481,185	$153,894	$156,395	$151,557	$141,808	$145,750
Goodwill	(239,395)	(3,570)	(3,570)	(3,513)	(3,513)	(3,405)
Core deposit and other intangible assets	(15,252)	(1,418)	(1,459)	(1,502)	(1,462)	(1,492)
Deferred taxes	1,677	---	---	---	---	---
Average tangible equity	$228,215	$148,906	$151,366	$146,542	$136,833	$140,853

Operating return on average tangible equity	19.21%	14.39%	14.80%	15.11%	16.49%	15.55%

At end of quarter:
Total assets
Total assets	$3,291,232	$1,982,732	$2,012,653	$1,954,799	$1,955,811	$1,954,799
Goodwill	(243,107)	(3,570)	(3,570)	(3,570)	(3,513)	(3,570)
Core deposit and other intangible assets	(14,951)	(1,394)	(1,438)	(1,481)	(1,523)	(1,481)
Deferred taxes	---	---	----	---	---	---
Total tangible assets	$3,033,174	$1,977,768	$2,007,645	$1,949,748	$1,950,775	$1,949,748

Total equity
Total equity	$480,960	$153,582	$151,758	$152,341	$149,419	$152,341
Goodwill	(243,107)	(3,570)	(3,570)	(3,570)	(3,513)	(3,570)
Core deposit and other intangible assets	(14,951)	(1,394)	(1,438)	(1,481)	(1,523)	(1,481)
Deferred taxes	1,746	---	---	---	---	---
Total tangible equity	$224,648	$148,618	$146,750	$147,290	$144,383	$147,290

Tangible book value at end of period	$9.73	$12.01	$11.92	$12.04	$11.85	$12.04
Tangible equity to assets	7.41%	7.51%	7.31%	7.55%	7.40%	7.55%

(1) Net of related tax effect